Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL TO TENDER SHARES

OF

INVESTVIEW, INC.

COMMON STOCK, PAR VALUE $0.001 PER SHARE

FOR

SERIES A CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.001 AND LIQUIDATION PREFERENCE $10.00 PER SHARE

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON NOVEMBER __, 2019, UNLESS EXTENDED OR EARLIER TERMINATED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES, IF ANY, FOR SHARES OF COMMON STOCK (AS DEFINED BELOW) OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT (AS DEFINED BELOW) PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

If delivering by mail, hand or courier:	By facsimile transmission

Standard Registrar & Transfer Co., Inc. Attn: Ms. Amy Merrill 440 East 400 South Salt Lake City, Utah 84111	(801) 328-4058 Fax cover sheets should provide a call back phone number and request a call back, upon receipt. Confirm Receipt by Calling: (801) 571-8844

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

DESCRIPTION OF COMMON SHARES SURRENDERED
Common Shares Surrendered (attached additional list if necessary)
Certificated Common Shares**
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Certificate Number(s)*	Total Number of Common Shares Represented by Certificate(s)*	Number of Common Shares Surrendered**	Book Entry Common Shares Surrendered

Total Common Shares

* Need not be completed by book-entry stockholders.

** Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are being surrendered hereby.

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PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT ANNETTE RAYNOR, OUR CHIEF EXECUTIVE OFFICER, BY PHONE AT (732) 889-4300.

You have received this Letter of Transmittal in connection with the offer by Investview, Inc., a Nevada corporation (“Investview”), to exchange the outstanding shares of Investview common stock, par value $.001 per share (the “Common Stock”), from the holders thereof (the “Holders”) for shares of Investview’s Series A Convertible Preferred Stock stock, par value $.001 and liquidation preference $10.00 per share (the “Series A Preferred Stock”), as described in the Offer to Exchange, dated October __, 2019 (as it may be amended or supplemented from time to time, the “Offer to Exchange” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Exchange Offer”). For every [500]* outstanding shares of Common Stock, Investview is offering to exchange one share of Series A Preferred Stock.

Upon the terms and subject to the conditions of the Exchange Offer, Investview will issue one share of Series A Preferred Stock (“Series A Preferred Shares”) in exchange for every 500 shares of Common Stock (“Common Shares”), to the extent such shares are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. For a more detailed description of the Series A Preferred Stock that Investview is proposing to issue in the Exchange Offer, please see the section of the Offer to Exchange titled “Description of Series A Preferred Stock.” The Exchange Offer is open to all Holders and is subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Offer to Exchange, Investview reserves the right to waive any and all conditions to the Exchange Offer.

You should use this Letter of Transmittal to deliver to Standard Registrar & Transfer Co., Inc. (the “Exchange Agent”) Common Shares represented by stock certificates, or held in book-entry form on the books of Investview, for tender. If you are delivering your Common Shares by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Common Shares are referred to as “Certificate Stockholders,” and stockholders who deliver their Common Shares through book-entry transfer are referred to as “Book-Entry Stockholders.”

If certificates for your Common Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Exchange Agent prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Common Shares according to the guaranteed delivery procedures set forth in the section of the Offer to Exchange titled “Terms of the Exchange Offer — Procedures for Tendering — Guaranteed Delivery.” See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Exchange Agent.

* To be revised, if lower, to such other number of shares of Common Stock determined by dividing the $10.00 liquidation price of the Series A Preferred Stock by the average closing bid price of the Common Stock for the five trading days immediately preceding the commencement date of the Exchange Offer.

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[ ]	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

[ ]	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Investview the shares of Common Stock indicated above. Upon the terms and subject to the conditions of the Exchange Offer, Investview will issue one Series A Preferred Share in exchange for every 500 Common Shares, to the extent such shares are properly tendered and not withdrawn prior to the expiration of the Exchange Offer, on the terms and subject to the conditions set forth in the Offer to Exchange, receipt of which is hereby acknowledged, and this Letter of Transmittal. For a more detailed description of the Series A Preferred Stock that Investview is proposing to issue in the Exchange Offer, please see the section of the Offer to Exchange titled “Description of Series A Preferred Stock.” The Exchange Offer is open to all Holders and is subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Offer to Exchange, Investview reserves the right to waive any and all conditions to the Exchange Offer.

On the terms and subject to the conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for exchange and exchange for the Common Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Date (unless the tender is made during a subsequent offering period (as set forth in the Offer to Exchange), if one is provided, in which case the Common Shares, the Letter of Transmittal and other documents must be accepted for exchange and validly tendered, and not properly withdrawn, prior to the expiration of the subsequent offering period) in accordance with the terms of the Exchange Offer, the undersigned hereby tenders, sells, assigns and transfers to, or upon the order of, Investview, all right, title and interest in and to all of the Common Shares being tendered hereby. In addition, the undersigned hereby irrevocably appoints Standard Registrar & Transfer Co., Inc. (the “Exchange Agent”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Common Shares with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares) to the full extent of such stockholder’s rights with respect to such Common Shares (a) to deliver certificates representing Common Shares (the “Stock Certificates”), or transfer of ownership of such Common Shares on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Investview, (b) to present such Common Shares for transfer on the books of Investview, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, all in accordance with the terms and subject to the conditions of the Exchange Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares, and to acquire Series A Preferred Shares issuable upon the exchange of such tendered Common Shares, and that, when the same are accepted for exchange, Investview will acquire good and unencumbered title to such Common Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Investview. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Common Shares, or the Stock Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Common Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Investview to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby.

It is understood that the undersigned will not receive any Series A Preferred Shares in exchange for the Common Shares unless and until the Common Shares are accepted for exchange and until the Stock Certificate(s) owned by the undersigned are received by the Exchange Agent at the address set forth above, together with such additional documents as the Exchange Agent may require, or, in the case of Common Shares held in book-entry form, ownership of Common Shares is validly transferred on the account books maintained by DTC, and until the same are processed for exchange by the Exchange Agent.

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IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE COMMON SHARES, THE STOCK CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH COMMON SHARES, STOCK CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE COMMON SHARES OR STOCK CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable.

The undersigned understands that the acceptance for exchange by Investview of Common Shares tendered pursuant to one of the procedures described in the section of the Offer to Exchange titled “Terms of the Exchange Offer — Procedures for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and Investview upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated herein under “Special Issuance Instructions,” please issue the Series A Preferred Shares in the name(s) of, and/or return any Stock Certificates representing Common Shares not tendered or accepted for exchange to, the registered owner(s) appearing under “Description of Common Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the certificate representing the Series A Preferred Shares and/or return any Stock Certificates representing Common Shares not tendered or accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Common Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, please issue the Series A Preferred Shares and/or return any Stock Certificates representing Common Shares not tendered or accepted for exchange (and any accompanying documents, as appropriate) in the name of, and deliver such Series A Preferred Shares and/or return such Stock Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Issuance Instructions,” please credit any Common Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not accepted for exchange, by crediting the account at DTC designated above. The undersigned recognizes that Investview has no obligation pursuant to the Special Issuance Instructions to transfer any Common Shares from the name of the registered owner thereof if Investview does not accept for exchange any of the Common Shares so tendered.

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SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Stock Certificate(s) not tendered or not accepted for exchange and/or the Series A Preferred Shares to be issued in exchange for the Common Shares accepted for exchange are to be issued in the name of someone other than the undersigned or if Common Shares tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than that designated above.

Issue Stock Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

[ ]	Credit Common Shares tendered by book-entry transfer that are not accepted for exchange to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Stock Certificate(s) not tendered or not accepted for exchange and/or the Series A Preferred Shares to be issued in exchange for the Common Shares accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Common Shares Tendered” above.

Deliver Stock Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

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IMPORTANT—SIGN HERE

(Signature(s) of Stockholder(s))

Dated: ______________, 20__

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Stock Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity
(full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Tax Identification
or
Social Security No.:

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:
(Include Zip Code)

Authorized Signature:

Name:
(Include Zip Code)

Area Code and Telephone Number:

Dated: ______________, 20__

Place medallion guarantee in space below:

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1) Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Common Shares) of Common Shares tendered herewith and such registered owner has not completed the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Common Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2) Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders if Stock Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section of the Offer to Exchange titled “Terms of the Exchange Offer — Procedures for Tendering,” an Agent’s Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Stock Certificates representing all physically tendered Common Shares, or confirmation of any book-entry transfer into the Exchange Agent’s account at DTC of Common Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date (unless the tender is made during a subsequent offering period, if one is provided, in which case the Common Shares, the Letter of Transmittal and other documents must be received prior to the expiration of the subsequent offering period) (as set forth in the Offer to Exchange). Please do not send your Stock Certificates directly to Investview.

Stockholders whose Stock Certificates are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Common Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the section of the Offer to Exchange titled “Terms of the Exchange Offer — Procedures for Tendering — Guaranteed Delivery.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Investview must be received by the Exchange Agent prior to the Expiration Date (or prior to the expiration of the subsequent offering period, as applicable), and (c) Stock Certificates representing all tendered Common Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Common Shares), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Exchange Agent within three trading days after the date of execution of the Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Stock Certificates to the Exchange Agent.

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The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Exchange Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Common Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Investview may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Exchange Agent’s office. For Common Shares to be validly tendered during any subsequent offering period, the tendering stockholder must comply with the foregoing procedures, except that the required documents and certificates must be received before the expiration of the subsequent offering period and no guaranteed delivery procedure will be available during a subsequent offering period.

THE METHOD OF DELIVERY OF THE COMMON SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE STOCK CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Common Shares will be exchanged, and, in the event a number of Common Shares is tendered which is not divisible by 500, all fractional shares will be rounded down to the nearest whole share and the remaining tendered shares will be promptly returned. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Common Shares for exchange.

All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Stock Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Common Shares, will be determined by Investview in its sole and absolute discretion (which may delegate power in whole or in part to the Exchange Agent) which determination will be final and binding. Investview reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of or exchange for which may be unlawful. Investview also reserves the absolute right to waive any defect or irregularity in the surrender of any Common Shares or Stock Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Investview and the Exchange Agent shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Exchange Agent.

3) Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4) Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Common Shares evidenced by any Stock Certificate delivered to the Exchange Agent are to be tendered, fill in the number of Common Shares which are to be tendered in the column titled “Number of Common Shares Tendered” in the box titled “Description of Common Shares Tendered.” In such cases, new certificate(s) for the remainder of the Common Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Common Shares represented by Stock Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

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5) Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Stock Certificate(s) without alteration or any other change whatsoever.

If any Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Common Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Common Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Investview of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Common Shares listed and transmitted hereby, no endorsements of Stock Certificates or separate stock powers are required unless exchange is to be made to, or Stock Certificates representing Common Shares not tendered or accepted for exchange are to be issued in the name of, a person other than the registered owner(s), in which case the Stock Certificates representing the Common Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Stock Certificates. Signatures on such Stock Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Stock Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Stock Certificate(s). Signatures on such Stock Certificates or stock powers must be guaranteed by an Eligible Institution.

6) Transfer Taxes. You will not be obligated to pay any transfer taxes in connection with the tender of shares of Common Stock in the Exchange Offer unless you instruct the Exchange Agent to register Series A Preferred Shares in the name of, or request that Common Shares not tendered or not accepted in the Exchange Offer be registered in the name of a person other than the registered tendering Holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no shares of Series A Preferred Stock will be issued until such evidence is received by the Exchange Agent.

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Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Stock Certificates listed in this Letter of Transmittal.

7) Special Issuance and Delivery Instructions. If Series A Preferred Shares are to be issued, and/or Stock Certificates representing Common Shares not tendered or accepted for exchange are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Common Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Common Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Common Shares not accepted for exchange be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Issuance Instructions” herein. If no such instructions are given, all such Common Shares not accepted for exchange will be returned by crediting the same account at DTC as the account from which such Common Shares were delivered.

8) Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to Annette Raynor, Chief Executive Officer, Investview, Inc., 234 Industrial Way West, Suite A202, Eatontown, NJ 07724, and by phone at (732) 889-4300 or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from Ms. Raynor, as well, and will be furnished at Investview’s expense.

9) Lost, Destroyed, Mutilated or Stolen Stock Certificates. If any Stock Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Investview’s stock transfer agent, Standard Registrar & Transfer Co., Inc. at (801) 571-8844. The stockholder will then be instructed as to the steps that must be taken in order to replace the Stock Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Stock Certificates have been followed.

10) Waiver of Conditions. Subject to the terms and conditions of the Exchange Offer (as set forth in the Offer to Exchange) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Exchange Offer may be waived by Investview in whole or in part at any time and from time to time in its sole discretion.

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IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH STOCK CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Offer to Exchange is:

If delivering by mail, hand or courier:	By facsimile transmission

Standard Registrar & Transfer Co., Inc. Attn: Ms. Amy Merrill 440 East 400 South Salt Lake City, Utah 84111	(801) 328-4058 Fax cover sheets should provide a call back phone number and request a call back, upon receipt. Confirm Receipt by Calling: (801) 571-8844

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

Any questions or requests for assistance or additional copies of this Offer to Exchange and the Letter of Transmittal may be directed to Annette Raynor, Chief Executive Officer, Investview, Inc., 234 Industrial Way West, Suite A202, Eatontown, NJ 07724, and by phone at (732) 889-4300. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Exchange Offer.

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